UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2013 (May 17, 2013)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aetna Inc.'s ("Aetna's" or the "Company's") Annual Meeting of Shareholders was held on May 17, 2013. Shareholders voted on the matters set forth below.

1. Election of Director nominees. Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fernando Aguirre	267,744,800	1,041,568	952,848	18,554,917
Mark T. Bertolini	259,975,950	8,377,018	1,386,248	18,554,917
Frank M. Clark	267,607,658	1,193,647	937,911	18,554,917
Betsy Z. Cohen	264,231,949	4,679,275	827,992	18,554,917
Molly J. Coye, M.D.	249,516,567	19,394,253	828,396	18,554,917
Roger N. Farah	264,712,284	4,073,688	953,244	18,554,917
Barbara Hackman Franklin	260,377,227	8,540,468	821,521	18,554,917
Jeffrey E. Garten	264,218,376	4,665,791	855,049	18,554,917
Ellen M. Hancock	261,972,074	6,945,239	821,903	18,554,917
Richard J. Harrington	266,987,961	1,905,727	845,528	18,554,917
Edward J. Ludwig	267,817,518	989,442	932,256	18,554,917
Joseph P. Newhouse	262,306,169	6,488,344	944,703	18,554,917

2. The proposal to approve the appointment of KPMG LLP as the Company's and its subsidiaries' independent registered public accounting firm for 2013 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
284,984,323	2,500,396	809,414	None

3. The proposal to approve the proposed amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
230,643,207	37,911,480	1,184,529	18,554,917

4. The proposal to approve the Company's executive compensation on a non-binding advisory basis was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
235,348,854	31,131,811	3,258,551	18,554,917

5. A shareholder proposal requesting that the Company's Board of Directors (the "Board") adopt a policy that the Chair of the Board be an independent director was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,290,160	179,134,008	1,315,048	18,554,917

6. A shareholder proposal requesting that the Board take the steps necessary to implement simple majority voting in each voting requirement in the Company's charter and bylaws was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
203,858,850	64,561,740	1,318,626	18,554,917

7. A shareholder proposal requesting that the Board amend the Company's political contributions policy to expand Board oversight over the Company's political expenditures was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,563,319	230,340,504	22,835,393	18,554,917

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 22, 2013	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer